7 August 2019



# ICF Investor Presentation

## Canaccord Genuity 39th Annual Growth Conference

**John Wasson, President & COO**
**James Morgan, CFO**

icf.com

# Cautionary Statement

Certain statements made by us in this presentation that are not historical facts or that relate to future plans, events, or performances are forward-looking statements within the meaning of the federal securities laws. Our actual results may differ materially from those expressed in any forward-looking statements made by us. All statements made by us in this presentation are qualified in all respects by the information disclosed in our filings with the Securities and Exchange Commission and specifically, the risks described therein under the heading "Risk Factors". We are under no duty to update or revise any forward-looking statements pursuant to actual results or events, and do not intend to do so.

# ICF: A Professional and Technology Services Firm

- Serve a balanced roster of government and commercial clients
- Leverage deep domain expertise to achieve superior results for clients
- Deliver strong cross-cutting capabilities in technology and engagement
- Benefit from the visibility of a substantial backlog and growth profile of commercial revenues

**A growth platform combining organic initiatives + acquisitions**

# ICF Conquers Complexity for its Clients Across a Range of Markets

| | Energy, Environment and Infrastructure | Health and Social Programs | Consumer / Financial | Safety and Security |
|---|---|---|---|---|
| Advisory | 44% of revenues* | 38% of revenues* | 10% of revenues* | 8% of revenues* |
| Program Implementation | | | | |
| Analytics | | | | |
| Digital | | | | |
| Engagement | | | | |

*Based on Q2 2019 TTM financial performance released on August 1, 2019

# Track Record of Strong Revenue and EPS Growth

**Revenue:**
**5-year CAGR**
**6.2%**

**GAAP EPS:**
**5-year CAGR**
**12.3%**

**Expanded from 5,500+ full- and part-time employees to 7,000+ in the past five years**

# Catalysts for Continued Growth

**Federal Government**

- Civilian agency spending
- Opioid emergency
- Public health and research
- Citizen engagement
- Cybersecurity

**Commercial Energy**

- Energy efficiency outsourcing in California
- Utility transformation

**State and Local**

- Disaster resilience and housing recovery
- Infrastructure spending

**Marketing Services**

- Loyalty marketing
- Digital commerce
- Social media

# ICF Serves a Balanced Roster of Government and Commercial Clients*



Commercial 35%
International Gov't 8%
US State and Local 18%
US Federal 39%

*Based on Q2 2019 TTM financial performance released on August 1, 2019

# We Work With a Broad Array of Government Clients*

## Government Revenues as Percentage of Total Revenue


HHS 17%
DOD 6%
DOS 4%
EPA 2%
HUD 1%
DOT 1%
DOJ 1%
Other Fed 7%
International Gov't 8%
Commercial 35%
US State and Local 18%

*Based on Q2 2019 TTM financial performance released on August 1, 2019

# Our Commercial Clients Are Primarily in Energy and Marketing Services*

- **Commercial Energy Markets and Marketing Services account for the majority of commercial revenues**
- **Advisory and Implementation Services mutually reinforcing**
- **Commercial revenue as a percentage of total revenue at 35% Q2 2019 TTM**


Commercial - Energy Markets 16%
Commercial - Marketing Services 17%
Commercial - Other 2%

*Based on Q2 2019 TTM financial performance released on August 1, 2019

# Energy Markets

- **Energy efficiency programs for utilities: State-mandated**
- **Utility transformation: distributed energy and grid modernization**
- **Majority long-term contracts**

# Marketing Services

- Customer engagement and loyalty marketing programs
- Digital marketing systems and platforms
- Consumer activation

*Forrester Research Inc. in its report, The Forrester Wave™: Loyalty Technology Platforms, Q2 2019

FORRESTER The Forrester Wave™ — "Leader" in Customer Loyalty Solutions*

THE HOLMES REPORT — 2019 Digital Agency of the Year

PR WEEK — 2018 Top Midsized PR Agency of the Year

Integrated go-to-market strategy for Marketing Services

Better leverage these capabilities across the ICF organization

1,500+ Staff
950+ U.S.
550+ International

# Drivers of Long-Standing Client Relationships


Proprietary IP
Workforce of long-time industry experts
Proprietary analytics
Long-term contract vehicles

# Financial Performance


350
371
344

# Revenue and EPS, 2019 Guidance

## Revenue ($ Millions)



$1.475B - $1.500B
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,132
$1,185
$1,229
$1,338
6.2% 5 yr. CAGR
2015
2016
2017
2018
2019 Guidance*

## EPS



GAAP EPS
Non-GAAP Adj.**
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
10.4% 5 yr. CAGR -- Non-GAAP
$2.64
$2.00
$2.87
$2.40
$3.27
$3.02
$3.73
$3.18
$4.10 - $4.25
$3.67 - $3.82****
2015
2016
2017 ***
2018
2019 Guidance*

- **Mid-point of 2019 Revenue Guidance ($1.4875B) represents 11.2% YoY growth**
- **Mid-point of 2019 GAAP EPS Guidance ($3.875), exclusive of special charges, represents 15.7% YoY growth**

*Based on 2019 management guidance as of August 1, 2019

**Non-GAAP EPS: GAAP EPS plus tax-affected impact of acquisition-related charges, special charges, and amortization of intangibles.

***2017 Non-GAAP EPS excludes the one-time benefit of a Deferred Tax Liability (DTL) revaluation for 2017, as a result of the 2017 Tax Reform Act

****2019 GAAP EPS Guidance range is inclusive of $0.13 special charges. Exclusive of special charges, the GAAP EPS range is $3.80 - $3.95

# Revenue and EPS, Q2 2019

## Revenue ($ Millions)*



Q-o-Q Growth: 13.1%
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$324.3
$366.7
Q2 2018
Q2 2019

## EPS*



Non-GAAP EPS** Q-o-Q Growth: 21.3%
EPS
Non-GAAP EPS
$1.6
$1.2
$0.8
$0.4
$0.0
$0.80
$0.97
$0.71
$0.76
2018 Q2
2019 Q2

*Based on Q2 2019 financial performance released on August 1, 2019

**Non-GAAP EPS: GAAP EPS plus tax-affected impact of acquisition-related charges, special charges, and amortization of intangibles

# Contract Awards and Backlog

## Contract Awards ($ Millions)*


Book-to-Bill Ratio (TTM)
Q2 2018 1.3
Q2 2019 1.1
$800
$400
$0
$590
$403
Q2 2018
Q2 2019

## Backlog ($ Billions)*


Funded
Unfunded
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$2.2
$1.0
$1.2
$2.4
$1.4
$1.0
2018 Q2
2019 Q2

*Based on Q2 2019 financial performance released on August 1, 2019

# Operating Cash Flow 2014 to 2018


Operating Cash Flow, $M
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$79.2
$41.8
$24.4
$13.0
$76.2
$37.9
$22.3
$16.0
$80.1
$50.3
$11.9
$17.8
$117.2
$67.1
$30.7
$19.3
$74.7
$7.9
$27.3
$13.9
$25.5
2014
2015
2016
2017
2018

| | 2014 | 2015 | 2016 | 2017 | 2018 |
|---|---|---|---|---|---|
| Net Debt | $337.9 | $303.8 | $253.3 | $194.4 | $188.7 |
| Debt/ EBITDA* | 2.7 | 2.6 | 2.1 | 1.7 | 1.6 |

■ CAPEX ■ Share Repurchase ■ Debt Repayment & Other ■ Dividends

**2019 Operating Cash Flow Guidance**: $100M - $120M**

*As defined by banking agreement **Based on 2019 management guidance as of August 1, 2019

# Corporate Social Responsibility – It Matters

## Investing in Our People
Provided opportunities for all employees to develop and advance.

### Leadership Opportunities
**55%**
female leaders

### Gender Pay Equity
no statistically significant differences in pay across genders for comparable incumbents in the same roles

### Lower Turnover
14.5% voluntary turnover rate, as compared to 17.5% industry average

## Making a Sustainable Commitment
Made progress on our carbon reduction goal and remained carbon neutral.

**100%**
net renewable electricity in the U.S. via renewable energy certificates

**27%**
reduction in greenhouse gas emissions per employee since baseline 2013

**Zero**
net zero carbon status since 2006 due to investments in high-quality carbon offsets

## Supporting Important Causes
Donated to causes important to our employees and communities.

**$560,000**
corporate cash donations

**$110,000**
employee donations through our new giving program

**1 to 1**
ICF-matched employee donations

Source: ICF's 2017 Corporate Citizenship Report

# In Summary - ICF

**Distinctive expertise in core vertical markets**

**Industry-leading functional capabilities – including marketing services**

**Offerings at intersection between vertical markets and functional expertise**

# Thank You!